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                                                                    EXHIBIT 10.2

                               SYNON CORPORATION
                            1990 STOCK OPTION PLAN
                 (AS AMENDED AND RESTATED AS OF JULY 31, 1998)


     1. PURPOSES OF THE PLAN. Prior to the merger of Synon with and into the Company, the purposes of the Plan were to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees of Synon and its Subsidiaries and to promote the success of Synon's business. The Plan, as amended and restated as of July 31, 1998 in connection with the Merger, is being maintained for the sole purpose of permitting the exercise of Options pursuant to the provisions of the Plan and the applicable Option Agreements, after giving effect to the adjustments to the terms of the Options pursuant to Section 11 of the Plan and Section 2.2 of the Merger Agreement.

     2.  DEFINITIONS.  As used herein, the following definitions shall apply:

          (a)  "Administrator" means the Committee.

          (b)  "Board" means the Board of Directors of Parent.

          (c)  "Code" means the Internal Revenue Code of 1986, as amended.

          (d) "Committee" means the 1996 Stock Option Committee of the Board or any other committee of the Board appointed by the Board in accordance with
Section 4(a).

          (e)  "Common Stock" means the Common Stock of Parent.

          (f) "Company" means Sterling Software (Southern), Inc., a Georgia corporation and a wholly owned subsidiary of Parent.

          (g) "Continuous Status as an Employee" means the absence of any interruption or termination of the employment relationship between an Optionee and Parent, the Company or any other Subsidiary of Parent. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to any Parent policy adopted from time to time; or (iv) in the case of transfers between locations of Parent, the Company or any other Subsidiary of Parent.

          (h)  "Effective Time" means the effective time of the Merger.
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          (i)  "Employee" means any person, including officers and directors, employed by Parent, the Company or any other Subsidiary of Parent and once employed by Synon or any Subsidiary of Synon.

          (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (k) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange for the last market trading day prior to the time of determination) as reported in The Wall Street Journal or such other source as
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the Administrator deems reliable;

               (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock; or

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (l) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422A of the Code.

          (m) "Merger" means the merger of Synon with and into the Company, which merger occurred on July 31, 1998.

          (n) "Merger Agreement" means the Agreement and Plan of Merger, dated as of June 20, 1998, among Parent, the Company and Synon.

          (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (p) "Option" means a stock option granted pursuant to the Plan which was outstanding as of the Effective Time.

          (q) "Option Agreement" means the written agreement evidencing an Option.

          (r)  "Optioned Stock" means the Common Stock subject to an Option.

          (s) "Optionee" means a person who held an Option as of the Effective Time.

          (t)  "Parent" means Sterling Software, Inc., a Delaware corporation.

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          (u)  "Plan" means this 1990 Stock Option Plan, as amended or amended and restated from time to time.

          (v) "Share" means a share of Common Stock, as adjusted in accordance with Section 11 of the Plan.

          (w) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 425(f) of the Code.

          (x) "Synon" means Synon Corporation, a Delaware corporation which was merged with and into the Company at the Effective Time.

     3. STOCK SUBJECT TO THE PLAN. Immediately following the Effective Time, after giving effect to the adjustments to the terms of the Options pursuant to
Section 11 of the Plan and Section 2.2 of the Merger Agreement, there were 370,653 Shares subject to Options. Shares issued upon the exercise of Options may be authorized but unissued Shares, previously issued Shares acquired and held in the treasury of Parent or a Subsidiary of Parent or a combination of the foregoing.

     4.  ADMINISTRATION OF THE PLAN.

          (a) PROCEDURE. The Plan shall be administered by a committee of the Board designated by the Board, which committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of applicable state corporate and securities laws and of the Code (the "Applicable Laws"). Once appointed, such committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, and fill vacancies, however caused, all to the extent permitted by the Applicable Laws.

          (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan, the Administrator shall have the authority, in its discretion:

               (i) to make any determination or take any action that is necessary or advisable in connection with the administration of the Plan and the Options, and to interpret and construe any provision of the Plan or any Option Agreement;

               (ii) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan;

               (iii) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(e) instead of Common Stock; and

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               (iv)  to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted.

          (c) EFFECT OF COMMITTEE'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

     5. STATUS OF OPTIONS. Neither the Plan nor any Option Agreement shall confer upon any Optionee any right with respect to continuance of employment or other service with Parent, the Company or any other Subsidiary of Parent, nor shall the Plan or any Option Agreement interfere in any way with any right Parent, the Company or any other Subsidiary of Parent would otherwise have to terminate such Optionee's employment or other service at any time.

     6. TERM OF PLAN. Unless this Plan shall theretofore have been terminated as herein provided, it shall terminate at the earliest time at which all of the Options shall have been exercised or shall have expired.

     7. TERM OF OPTION. The term of each Option shall be the term stated in the applicable Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may have been provided in the Option Agreement; and provided further that in the case of an Option granted to an Optionee who, at the time the Option was granted owned (10%) of the voting power of all classes of stock of Synon, the term of the Option shall be no more than five (5) years from the date of grant thereof or such shorter term as have been provided in the applicable Option Agreement.

     8. OPTION CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option may consist entirely of cash, check or, at the discretion of the Administrator, a promissory note or such other consideration for the issuance of Shares to the extent permitted under the Applicable Laws. The method of payment shall be determined by the Administrator.

     9.  EXERCISE OF OPTION.

          (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable in accordance with the terms of the Plan and the applicable Option Agreement. An Option may not be exercised for a fraction of a Share. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of Parent or of a duly authorized transfer agent of Parent) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the

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exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan. Exercise of an Option in any manner shall result in a decrease in the number of Shares subject to such Option equal to the number of Shares as to which the Option is exercised. Parent may in its sole and absolute discretion provide for (i) the deferred payment of the exercise price for Shares purchased upon the exercise of an Option from the proceeds of sale through a bank or broker of some or all of the Shares to which such exercise relates or (ii) the payment of the exercise price for Shares purchased upon the exercise of an Option by the transfer to Parent of shares of Common Stock owned by the Optionee having an aggregate Fair Market Value per share at the date of exercise equal to the aggregate exercise price or by withholding a number of Shares otherwise issuable to the Optionee having an aggregate Fair Market Value per share at the date of exercise equal to the aggregate exercise price or (iii) by a combination of such methods of payment or deferred payment. Any such payment or deferred payment of the exercise price shall be on such terms and subject to such conditions, consistent with the terms of the Plan and the Options, including without limitation execution and delivery by the Optionee of such documents, and compliance by the Optionee with such other procedures, as the Administrator may establish.

          (b) TERMINATION OF EMPLOYMENT. In the event of termination of an Optionee's Continuous Status as an Employee, such Optionee may, but only within ninety (90) days (or such other period of time as is determined by the Administrator, with such determination in the case of an Incentive Stock Option having been made at the time of grant of the Option and not exceeding ninety
(90) days) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the applicable Option Agreement), exercise his Option to the extent that such Optionee was entitled to exercise it at the date of such termination. The preceding sentence shall not apply to Options that were substituted for options to acquire ordinary shares of Synon Limited granted under the Synon Limited Employee Incentive Share Option Plan ("Substituted Options"). Instead, an Optionee's Substituted Option shall, subject to Sections 7, 9(c) and 9(d) herein, expire upon the termination of the Optionee's Continuous Status as an Employee; provided, however, that the Administrator may, in its sole discretion, by written notice given to an ex-Employee, permit the ex-Employee to exercise Substituted Options during a period following his or her termination of employment, which period shall not extend beyond the expiration date contained in the Option Agreement evidencing such Substituted Option. To the extent that an Optionee was not entitled to exercise the Option (including a Substituted Option, as the case may be) at the date of such termination, or if an Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (c)  DISABILITY OF OPTIONEE.  Notwithstanding the provisions of
Section 9(b) above, in the event of termination of an Optionee's Continuous Status as an Employee as a result of his total and permanent disability (as defined in Section 22(e) (3) of the Code), the Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the applicable Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that an Optionee was not entitled to exercise the Option at the date of

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termination, or if an Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (d) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. To the extent that an Optionee was not entitled to exercise the Option at the date of death, or if an Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (e) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10. NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the stockholders of Parent, the number of shares of Common Stock covered by each outstanding Option, and the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by Parent; provided, however, that conversion of any convertible securities of Parent shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by Parent of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option. In the event of the proposed dissolution or liquidation of Parent, the Administrator shall notify the Optionee at least thirty (30) days prior to such proposed action. To the extent it has not theretofore expired or been exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a merger of Parent with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation does not agree to assume the Option or to substitute an equivalent option, the Administrator shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Administrator makes

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an Option fully exercisable in lieu of assumption or substitution in the event of a merger, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

     12.  [INTENTIONALLY OMITTED.]

     13.  AMENDMENT AND TERMINATION OF THE PLAN.

          (a) AMENDMENT AND TERMINATION. The Administrator may at any time amend, suspend or terminate the Plan, but no amendment, suspension or termination shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Section 422A of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), Parent shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b) EFFECT OF AMENDMENT OR TERMINATION. Any amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company.

     14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for Parent with respect to such compliance.

          As a condition to the exercise of an Option, Parent may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for Parent, such a representation is required by any of the aforementioned relevant provisions of law.

          In addition, Parent may withhold, or cause to be withheld, from the Optionee's salary, wages or other cash compensation any federal, state, local or foreign taxes required to be withheld in connection with the exercise of an Option, and to the extent that such amounts are insufficient for such withholding, Parent may also require, as a condition to the exercise of the Option, that the Optionee make such arrangements for the payment of the balance of any such taxes as Parent in its discretion determines to be satisfactory, including, if elected by the Optionee, the satisfaction of any tax withholding obligation in Shares otherwise issuable to the Optionee.

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     15.  RESERVATION OF SHARES.  Parent has reserved for issuance a sufficient number of Shares to permit the exercise in full of all Options. The inability of Parent to obtain authority from any regulatory body having jurisdiction, which authority is deemed by Parent's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve Parent of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     16. OPTION AGREEMENTS. Options shall be evidenced by Option Agreements in such form as the Administrator shall approve from time to time.

     17.  [INTENTIONALLY OMITTED.]

     18. INFORMATION TO OPTIONEES. Parent shall provide to each Optionee upon request therefor, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all stockholders of Parent.

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